Interest and Finance Costs, net (Tables)	12 Months Ended
Dec. 31, 2021
Interest And Finance Costs Net
Schedule of Interest and Finance Costs

The amounts in the accompanying Consolidated Statements of Comprehensive Loss are analyzed as follows:

	Year ended December 31,
	2019	2020	2021
Interest on long-term debt (Note 7)	$5,122	$4,184	$2,628
Interest on Promissory Note (Note 3)	395	452	335
Amortization of financing costs	258	328	247
Financing fees and charges	—	—	75
Total	$5,775	$4,964	$3,285